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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 13, 2002

                             RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                      1-16455                 76-0655566
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


              1111 LOUISIANA STREET
                  HOUSTON, TEXAS                              77002
      (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5.  OTHER EVENTS.

         Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s announcement that it filed a request with the Public Utility Commission to adjust the fuel portion of electric prices for its residential and small business customers, as presented in a press release dated November 13, 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release issued by Reliant Resources, Inc. on November 13, 2002 announcing that it filed a request with the Public Utility Commission to adjust the fuel portion of electric prices for its residential and small business customers.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RELIANT RESOURCES, INC.
                                                 (Registrant)



Date: November 20, 2002                     By: /s/ Mark M. Jacobs
                                               ---------------------------------
                                                Mark M. Jacobs
                                                Executive Vice President and
                                                Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit
Number      Exhibit Description
-------     -------------------

99.1 Press Release issued by Reliant Resources, Inc. on November 13, 2002 announcing that it filed a request with the Public Utility Commission to adjust the fuel portion of electric prices for its residential and small business customers.